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                                                                    Exhibit 10.7

                                 FIRST AMENDMENT

          FIRST AMENDMENT (the "Amendment"), dated as of January 6, 2003 to be effective as of the First Amendment Effective Date (defined below) with respect to that certain Third Amended and Restated Loan and Security Agreement, dated as of December 31, 2002 (the "Credit Agreement"), among US LEC CORP., a Delaware corporation ("Holdings"), as Guarantor and Borrower Representative, the entities party to the Credit Agreement as Borrowers thereunder (each individually a "Borrower" and collectively, the "Borrowers"), each financial institution or entity listed on the signature pages thereof as a "Lender" and the other financial institutions and other entities which become parties thereto as successors or assigns (each a "Lender" and collectively, "Lenders") and General Electric Capital Corporation, a Delaware corporation ("GECC"), as Administrative Agent for Lenders (in such capacity, "Administrative Agent").

                              W I T N E S S E T H:

          WHEREAS, Borrowers, Holdings, Lenders and Administrative Agent are parties to the Credit Agreement;

          WHEREAS, Borrowers have requested that Lenders agree to amend the Credit Agreement to (i) permit the acquisition of certain assets from Eagle Telco, Inc. and Eagle Communications, Inc. and (ii) amend certain other provisions of the Credit Agreement; and

          WHEREAS, Lenders are willing to agree to the requested amendments on the terms and conditions contained herein.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

          2. Amendments to Credit Agreement.

          (a) Section 1.1 of the Credit Agreement shall be amended by adding thereto the following new definitions in their proper alphabetical order:

               "'Eagle Acquisition': the purchase of the Eagle Assets from Eagle Telco, Inc., a Delaware corporation, by US LEC Acquisition Co., a North Carolina corporation (or another Borrower), upon the following terms and conditions: (a) total consideration shall not exceed $3,000,000 of which
     (i) $1,250,000 shall be paid in cash on the closing date and (ii) $1,750,000 shall be

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     paid by the issuance of a promissory note by Holdings to Eagle Telco, Inc.
     (the "Eagle Subordinate Note") and the issuance by Holdings of a warrant to purchase 921,053 shares of common stock, (b) the Eagle Subordinated Note shall (i) have a maturity date not earlier than December 31, 2007, (ii) bear interest at a rate not to exceed 11% per annum, (iii) have no principal amortization until the maturity date, (iv) be subordinated on terms not less favorable to Administrative Agent and Lenders than those set forth in the Subordinated Debt Investment Documents or in such other form as shall be acceptable to Administrative Agent and Requisite Lenders, and
     (v) be in form and substance acceptable to Administrative Agent, (c) the purchase shall be pursuant to documentation substantially in the form attached hereto as Exhibit A and such other documentation and with such changes thereto as shall be acceptable to the Administrative Agent, in each case with changes thereto that are not adverse to the interests of Administrative Agent and Lenders without the consent of Administrative Agent and Requisite Lenders, and (d) such other terms and conditions as shall be acceptable to Administrative Agent and its counsel."

               "'Eagle Assets': the following assets: (a) all of the contracts and agreements that are part of or which relate to the provision of telephony services, including primary rate ISDN services, dial up connectivity, private line and collocation services to Internet service providers solely as it relates to the states of North Carolina, Tennessee, Georgia, Florida and Virginia, (b) all notes, trade accounts receivable and rights to payment relating to the foregoing contracts (other than certain prepetition accounts receivable of StarNet Corporation), (c) certain deferred charges, advance payments, prepaid items, security and other deposits, claim for refunds, rights of offset, and credits of all kinds relating to the foregoing, and (d) all business records relating to the foregoing."

          (b) The definition of "Existing Loan" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

          (c) The definition of "Commitment Fees" set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase "Section 2.20(a)" in its entirety and substituting therefor the phrase "Section 2.20".

          (d) The definition of "Facility A Advance" set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase "Section 2.1(a)" in its entirety and substituting therefor the phrase "Section 2.1".

          (e) The definition of "LIBOR Period" set forth in Section 1.1 of the Credit Agreement, Section 2.6(a) of the Credit Agreement and Section 2.11(g) of the Credit Agreement shall be amended by deleting the phrase "Section 2.11(e)" or the reference to clause "(e)" of Section 2.11 in their entirety and substituting therefor "Section 2.11(f)" or clause "(f)", as the case may be.

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          (f) The definition of "Maximum Lawful Rate" set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase "Section 2.11(f)" in its entirety and substituting therefor the phrase "Section 2.11(g)".

          (g) The definition of "Permitted Subordinated Debt" set forth in
Section 1.1 of the Credit Agreement shall be amended by deleting such definition in its entirety and substituting therefor the following:

               "'Permitted Subordinated Debt': (a) the subordinated debt evidencing and giving rise to the Subordinated Debt Investment, (b) the Eagle Subordinated Note, and (c) Indebtedness in an amount not greater than $150,000,000 that (i) does not require any payment of principal until twelve (12) months after the later of the Facility A Commitment Termination Date and the Facility B Loan Maturity Date, (ii) is issued on market terms prevailing at the time and (iii) is subordinated on terms reasonably acceptable to Requisite Lenders to the Indebtedness created hereunder or pursuant to any other Loan Document."

          (h) The definitions of "Net Total Debt" and "Fixed Charges Coverage Ratio" set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase "the product of" in its entirety and substituting therefor the phrase "the remainder of".

          (i) Section 9.4 shall be amended by deleting the provisos contained in clause (a) and clause (f) thereof in their entirety and substituting therefor, in each case, the following:

     "; provided, that (i) upon the repayment in full of the Deferred Amortization Holdings and its Subsidiaries may enter into Permitted Acquisitions and (ii) Holdings and its Subsidiaries may consummate the Eagle Acquisition."

          (j) Section 9.7 shall be amended by deleting the "and" immediately preceding clause (f) and inserting the following:

     ", and (g) the Eagle Acquisition"

          (k) Schedule 5.6 attached to the Credit Agreement shall be deleted and
Schedule 5.6 attached hereto shall be substituted in lieu thereof.

          (l) Schedule 5.41 attached to the Credit Agreement shall be deleted and Schedule 5.41 attached hereto shall be substituted in lieu thereof.

          3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are

                                       3

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true and correct in all material respects on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

          4. Conditions to Effectiveness.

          (a) The amendments set forth in Section 2(b), (c), (d), (e), (f), (h) and (l) of this Amendment shall be effective on the date when all of the following conditions shall have occurred (the "First Amendment Effective Date"):

               (i) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof duly executed and delivered by Borrowers, Holdings and the Requisite Lenders; and

               (ii) Administrative Agent shall have received counterparts of the Acknowledgement and Consent attached as Exhibit B to this Amendment, duly executed and delivered by each Guarantor.

          (b) The amendments set forth in Section 2(a), (g), (i), (j) and (k) of this Amendment shall be effective on the date (which shall occur prior to January 31, 2003) of the consummation of the Eagle Acquisition.

          5. Reference to Credit Agreement. Upon the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

          6. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7. Expenses. Borrowers agree to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

          8. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of

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such counterparts taken together shall be deemed to constitute one and the same instrument.

          10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Holdings and their respective successors and assigns, and upon Administrative Agent and Lenders and their respective successors and assigns.

          11. Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrowers that would require an amendment, waiver or consent of Administrative Agent or Lenders except as expressly stated herein. Any reference to the "Agreement" in the Credit Agreement or to the "Loan Agreement" in the other Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

          12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          13. GENERAL WAIVER AND RELEASE. IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE EXISTING LOAN AGREEMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

     (a) FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

     (b) FOREVER RELEASE, ACQUIT AND DISCHARGE ADMINISTRATIVE AGENT AND LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS,

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AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL
OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE EXISTING LOAN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

     The provisions of this Section 13, including without limitation the representations and warranties contained herein, shall survive termination of this Amendment indefinitely.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                         Borrower Representative And Guarantor:

                                         US LEC CORP.


                                         By: /s/ Michael K. Robinson
                                             -----------------------------------
                                             Name: Michael K. Robinson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                         Borrowers:

                                         US LEC OF ALABAMA INC.
                                         US LEC COMMUNICATIONS INC.
                                         US LEC OF FLORIDA INC.
                                         US LEC OF GEORGIA INC.
                                         US LEC OF MARYLAND INC.
                                         US LEC OF NORTH CAROLINA INC.
                                         US LEC OF PENNSYLVANIA INC.
                                         US LEC OF SOUTH CAROLINA INC.
                                         US LEC OF TENNESSEE INC.
                                         US LEC OF VIRGINIA L.L.C.
                                         US LEC ACQUISITION CO.


                                         By: /s/ Michael K. Robinson
                                             -----------------------------------
                                             Name: Michael K. Robinson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, AS Administrative Agent
                                         and Lender


                                         By: /s/ Angela M. LePore
                                             -----------------------------------
                                         Name: Angela M. LePore
                                         Title: SVP, Special Assets

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                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Lender


                                         By: /s/ Matthew Berk
                                             -----------------------------------
                                         Name: Matthew Berk
                                         Title: Authorized Officer

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                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as a Lender


                                         By: /s/ Greg B. Wilson
                                             -----------------------------------
                                         Name: Greg B. Wilson
                                         Title: Vice President

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                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Lender


                                         By: /s/ Steven J. McGehrin
                                             -----------------------------------
                                         Name: Steven J. McGehrin
                                         Title: Vice President

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                                         IBM CREDIT CORPORATION, as a Lender


                                         By: /s/ Steven A Flanagan
                                             -----------------------------------
                                         Name: Steven A. Flanagan
                                         Title: Manager of Global Special
                                                Handling

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                                         BANK AUSTRIA CREDITANSTALT
                                         CORPORATE FINANCE, INC., as a Lender


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

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